CAPITAL INCOME BUILDER
THIRD-QUARTER REPORT
for the nine months ended July 31, 1995
[CIB(R)]
[The American Funds Group(R)]

FELLOW INVESTORS:

  Continuing a record of consecutive quarterly increases over Capital Income Builder's eight-year history, the fund's dividend is being raised this month to 44 cents a share.
  Here is a portfolio summary as of July 31, 1995:

                                           Percent of Net Assets



FIVE LARGEST INDUSTRY       Number of      U.S.            Outside                Total

HOLDINGS IN EQUITIES        Companies      Equities        U.S.                   Equities



Banking                     24             15.06%          .74%                   15.80%

Utilities: Electric &       20             5.51            6.22                   11.73
Gas

Telecommunications          8              4.48            3.30                   7.78

Business & Public           9              .92             4.53                   5.45
Services

Health & Personal           6              4.82            -                      4.82
Care

                            -----          -----           -----                  -----

Five Largest                67             30.79           14.79                  45.58
Industries

All Other Industries        41             11.91           5.38                   17.29

                            -----          -----           -----                  -----

                            108            42.70%          20.17%                 62.87%

                            =====          =====           =====                  =====


-----------------------

TEN LARGEST INDIVIDUAL                    Percent of

EQUITY HOLDINGS                           Net Assets



American Home Products                    2.45%

Telecom Corp. of New Zealand              2.28

Entergy                                   1.63

Banc One                                  1.57

Bristol-Myers Squibb                      1.49

Ameritech                                 1.48

Eastern Group                             1.42

Hanson                                    1.42

Southern Electric                         1.36

B.A.T Industries                          1.34


   Capital Income Builder's complete portfolio will appear in the fund's annual report, scheduled to be mailed to you in December. We look forward to reporting to you then.

Jon B. Lovelace
CHAIRMAN OF THE BOARD
September 6, 1995

CAPITAL INCOME BUILDER(R) seeks to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

Litho in USA  TAG/ALI/2716
(c) 1995 American Funds Distributors, Inc.
Lit No. CIB-012-0995